UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2021

DIGITAL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5707 Southwest Parkway, Building 1, Suite 275 Austin, Texas	78735
(Address of principal executive offices)	(Zip Code)

(737) 281-0101

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	DLR	New York Stock Exchange
Series J Cumulative Redeemable Preferred Stock	DLR Pr J	New York Stock Exchange
Series K Cumulative Redeemable Preferred Stock	DLR Pr K	New York Stock Exchange
Series L Cumulative Redeemable Preferred Stock	DLR Pr L	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 3, 2021, Digital Realty Trust, Inc. held its Annual Meeting of Stockholders, at which the stockholders voted on proposals as follows:

Proposal 1. Election of directors, each to serve until the 2022 Annual Meeting of Stockholders and until a successor for each has been duly elected and qualifies.

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes

Laurence A. Chapman	192,605,250	54,091,959	356,043	13,454,528
Alexis Black Bjorlin	244,753,238	1,975,523	324,491	13,454,528
VeraLinn Jamieson	245,299,101	1,427,773	326,378	13,454,528
Kevin J. Kennedy	241,108,556	5,610,128	334,568	13,454,528
William G. LaPerch	188,805,835	57,911,364	336,053	13,454,528
Jean F.H.P. Mandeville	245,116,845	1,603,134	333,273	13,454,528
Afshin Mohebbi	245,096,946	1,621,919	334,387	13,454,528
Mark R. Patterson	176,760,508	69,958,600	334,144	13,454,528
Mary Hogan Preusse	176,141,087	70,586,604	325,561	13,454,528
Dennis E. Singleton	243,133,546	3,584,670	335,036	13,454,528
A. William Stein	245,053,778	1,636,552	362,922	13,454,528

Proposal 2. Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2021.

Votes For	Votes Against	Abstentions	Broker Non-Votes
257,458,347	2,967,820	81,613	None

Proposal 3. Resolution to approve, on a non-binding, advisory basis, the compensation of our named executive officers (a “say-on-pay vote”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
219,954,736	26,589,856	508,660	13,454,528

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Realty Trust, Inc.
By:	/s/ JOSHUA A. MILLS
Joshua A. Mills
Executive Vice President, General Counsel and Secretary

Date: June 8, 2021